Prospectus Supplement

DFA INVESTMENT DIMENSIONS GROUP INC.
Dimensional 2005 Target Date Retirement Income Fund

SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 28, 2019

This Supplement describes certain developments relating to your investment in the Dimensional 2005 Target Date Retirement Income Fund (the “2005 Target Date Fund”).  These developments will not affect the value of your investment in the 2005 Target Date Fund.

The Board of Directors (the “Board”) of DFA Investment Dimensions Group Inc. (“DFAIDG”), on behalf of the 2005 Target Date Fund, has approved a Plan of Reorganization (the “Plan”), under which the 2005 Target Date Fund will be reorganized with and into the Dimensional Retirement Income Fund (the “Landing Fund”), another portfolio of DFAIDG (the “Reorganization”).

The 2005 Target Date Fund is part of Dimensional Fund Advisors LP’s (“Dimensional”) suite of target date retirement income funds that seek to achieve an asset allocation consistent with the fund’s position on the evolving asset allocation “glide path” disclosed in its prospectus. Based on the design of the glide path, each such fund generally becomes more conservative until reaching a final static asset allocation or “landing point” fifteen years after its target date (i.e., which is 2020 for the 2005 Target Date Fund), at which time the fund will have approximately the same asset allocation as the Landing Fund, which is also managed by Dimensional and has the same portfolio managers.  Accordingly, Dimensional recommended, and the Board approved, combining the 2005 Target Date Fund with and into the Landing Fund.

As of the Effective Date (defined below) of the Reorganization, the Funds will also have identical investment objectives, principal risks and fundamental investment restrictions, and substantially identical principal investment strategies. It is expected that the Reorganization will enable the combined Fund to operate more efficiently in the future.  In addition, no increase in management, administration or other fee rates will result from the Reorganization. The Funds have the same expense structure, types of fees and fee rates.

Under the Plan, the 2005 Target Date Fund will transfer substantially all of its assets to the Landing Fund, in exchange solely for shares of the Landing Fund, which shares will be distributed to the shareholders of the 2005 Target Date Fund according to the aggregate net asset value of their shares held in the 2005 Target Date Fund immediately prior to the Reorganization. As soon as practicable thereafter, the 2005 Target Date Fund will be liquidated and dissolved.

Shareholder approval of the Reorganization is not required and will not be solicited.  Prior to the Reorganization, an Information Statement/Prospectus, which provides additional details about the Reorganization, will be filed with the U.S. Securities and Exchange Commission and mailed to shareholders of the 2005 Target Date Fund.  It is currently expected that the Reorganization will be completed on or about February 10, 2020 (the “Effective Date”).

The date of this Supplement is November 7, 2019

SUPP110719-054